Exhibit 10.1

LENDER JOINDER AGREEMENT

This Lender Joinder Agreement (this “Agreement”), dated effective as of December 17, 2013, is entered into among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Incremental Lenders”), including JPMorgan Chase Bank, N.A., in its capacity as an Incremental Lender (“JPMorgan”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Incremental Lenders (other than JPMorgan) and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 21, 2012 (as amended and modified prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the respective meanings given to them in the Credit Agreement).

B. Pursuant to Section 4.13 of the Credit Agreement, the Borrower has requested an Incremental Loan Commitment in the aggregate principal amount of $50,000,000. Such Incremental Loan Commitment is to become effective on the date that the conditions to effectiveness set forth in Section 4 of this Agreement are satisfied (the “Increased Amount Date”).

C. Subject to the terms of this Agreement, each of the Incremental Lenders has agreed to extend an Incremental Loan Commitment as provided herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Incremental Lenders and the Administrative Agent covenant and agree as follows:

1. INCREMENTAL LOAN COMMITMENTS. On the Increased Amount Date, (a) Wells Fargo agrees to extend an Incremental Loan Commitment to the Borrower in the principal amount of $7,500,000, (b) U.S. Bank National Association (“U.S. Bank”) agrees to extend an Incremental Loan Commitment to the Borrower in the principal amount of $7,500,000, (c) Branch Banking and Trust Company (“BB&T”) agrees to extend an Incremental Loan Commitment to the Borrower in the principal amount of $5,000,000 and (d) JPMorgan agrees to extend an Incremental Loan Commitment to the Borrower in the principal amount of $30,000,000. After giving effect to such Incremental Loan Commitments, the Revolving Credit Commitment and Revolving Credit Commitment Percentage of each Revolving Credit Lender are as set forth on Schedule A to this Agreement.

2. REFERENCES TO REVOLVING CREDIT LOANS, ETC. Upon the effectiveness of this Agreement, (a) all references in the Credit Agreement and the other Loan Documents to “Revolving Credit Loans” in the definitions “Revolving Credit Commitment”, “Revolving Credit Commitment Percentage”, “Revolving Credit Exposure” and “Revolving

Credit Outstandings” shall include the Incremental Loans, as applicable, and (b) all terms (including pricing), provisions and conditions applicable to the Incremental Loan Commitments shall be identical to the terms, provisions and conditions applicable to the Revolving Credit Facility.

3. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to the extension of the Incremental Loan Commitments in Section 1 above:

(a) (i) the Borrower has full power and authority to execute and deliver this Agreement, a Revolving Credit Note payable to the order of JPMorgan in the amount of JPMorgan’s Incremental Loan Commitment (the “New Note”), and the Revolving Credit Notes payable to Wells Fargo, U.S. Bank and BB&T in the amount of their respective Commitments as increased by their respective Incremental Loan Commitments (collectively, the “Replacement Notes”), (ii) this Agreement, the New Note and the Replacement Notes have been duly executed and delivered by the Borrower and (iii) this Agreement, the New Note, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b) neither the execution, delivery and performance by the Borrower of this Agreement, the New Note, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation by the Borrower of any transactions contemplated herein or therein, will (i) violate any Applicable Law relating to the Borrower, (ii) conflict with or result in a breach of the articles of incorporation, bylaws or other organizational documents of the Borrower, or (iii) conflict with or result in a breach of any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties is bound, or any Governmental Approval relating to the Borrower, except to the extent in the case of clause (iii) such conflict or breach, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(c) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required (i) for the execution, delivery or performance by the Borrower, of this Agreement, the New Note or the Replacement Notes or (ii) for the acknowledgment by the Subsidiary Guarantors of this Agreement; and

(d) no Default or Event of Default exists on the Increased Amount Date before or after giving effect to (i) the Incremental Loan Commitments and (ii) the making of any Incremental Loan pursuant thereto on the date hereof.

4. CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective as of the date of the satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Agreement executed by the Incremental Lenders;

(b) the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and acknowledged by each Subsidiary Guarantor;

(c) the Administrative Agent shall have received from the Borrower the duly executed New Note for JPMorgan and the duly executed Replacement Notes for Wells Fargo, U.S. Bank and BB&T;

(d) the Administrative Agent shall have received an Officer’s Compliance Certificate demonstrating that the Borrower will be in compliance on a pro forma basis with the financial covenants set forth in Section 8.15 of the Credit Agreement, both before and after giving effect to (i) the Incremental Loan Commitments effected by this Agreement and (ii) the making of any Incremental Loans pursuant thereto on the date hereof;

(e) the Administrative Agent shall have received certified resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the New Note and the Replacement Notes;

(f) the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent and its counsel, covering the matters set forth in Sections 3(a), (b) and (c) of this Agreement;

(g) the Administrative Agent shall have received in immediately available funds payment of all fees agreed to be paid by the Borrower to the Administrative Agent and the Incremental Lenders in connection with this Agreement; and

(h) the Administrative Agent shall have received such other documents, certificates and opinions as the Administrative Agent may reasonably require.

5. JPMORGAN.

(a) JPMorgan represents and warrants to the Administrative Agent as follows:

(i) it has full power and authority, and has taken all action necessary, to become an Incremental Lender and, therefore, a Revolving Credit Lender under the Credit Agreement;

(ii) it has received a copy of the Credit Agreement and all amendments thereto, and has received or has been afforded the opportunity to receive copies of the most recent financial statements of the Borrower delivered pursuant to Section 7.1 of the Credit Agreement, as applicable;

(iii) it has, independently and without reliance upon the Administrative Agent (or any sub-agent thereof) or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank or other regulatory laws, rules and regulations relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower under the Credit Agreement;

(iv) it will, independently and without reliance upon the Administrative Agent (or any sub-agent thereof) or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Credit Parties; and

(v) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender.

(b) JPMorgan acknowledges and agrees as follows:

(i) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any sub-agent thereof; and

(ii) on the Increased Amount Date, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Revolving Credit Lender under the Credit Agreement and the other Loan Documents and shall be bound by the provisions thereof, all as if it were an original Revolving Credit Lender signatory thereto (and expressly makes the appointment set forth in Section 10.1 of the Credit Agreement).

6. REALLOCATION. On the Increased Amount Date, the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations shall be reallocated by the Administrative Agent among the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Loan Commitments) in accordance with their revised Revolving Credit Commitment Percentages and the Revolving Credit Lenders (including the Incremental Lenders providing such Incremental Loan Commitments) shall make all payments and adjustments necessary to effect such reallocation, and the Borrower shall pay any and all costs required pursuant to Section 4.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a payment.

7. SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Agreement, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement or any of the provisions contemplated herein and (ii) cover the Revolving Credit Commitment, as increased by this Agreement, (c) ratifies and confirms its obligations under its Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty Agreement.

8. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Agreement shall be a Loan Document.

(b) The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

9. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

11. GOVERNING LAW; BINDING EFFECT. This Agreement shall be deemed to be a contract made under and governed by and continued in accordance with the laws of the State of New York. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

12. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

13. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS MODIFIED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Raymond K. Guba
	Name:	Raymond K. Guba
	Title:	Sr. V.P. and Chief Financial Officer

Signature Page to Lender Joinder Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, the Issuing Lender, a Lender and an Incremental Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

Signature Page to Lender Joinder Agreement

U.S. BANK, NATIONAL ASSOCIATION, as a Lender and an Incremental Lender

By:	/s/ Chris Adence
Name:	Chris Adence
Title:	Vice President

Signature Page to Lender Joinder Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender and an Incremental Lender

By:	/s/ Alan K. King
Name:	Alan K. King
Title:	SVP

Signature Page to Lender Joinder Agreement

JPMORGAN CHASE BANK, N.A., as an Incremental Lender

By:	/s/ Martha Mathews
Name:	Martha Mathews
Title:	Senior Banker

Signature Page to Lender Joinder Agreement

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
KOONTZ-WAGNER CUSTOM CONTROLS
HOLDINGS LLC
TOG HOLDINGS, INC.
TOG MANUFACTURING COMPANY, INC.
GPEG, LLC
HETSCO HOLDINGS, INC.
HETSCO, INC.
IBI, LLC
GLOBAL POWER TECHNICAL SERVICES, INC.

By:	/s/ Stuart A. Jones
Print Name:	Stuart A. Jones
Print Title:	VP Treasurer

Signature Page to Lender Joinder Agreement